UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-07959

Advisors Series Trust
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
(Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2012

Date of reporting period:  December 31, 2012

Item 1. Reports to Stockholders.

PHOCAS REAL ESTATE FUND

ANNUAL REPORT
December 31, 2012

February 21, 2013

Performance Summary

The securitized commercial real estate market, as measured by the NAREIT Equity REIT Index (the “Index” or the “Benchmark”), delivered a total return of 19.70% for the fiscal year ended December 31, 2012.  The Phocas Real Estate Fund, which returned 16.70% for the same period, underperformed the Index as a result of the under exposure in Timber and exposure to select underperforming stocks due to one time events despite attractive valuations.  Overall, growth in REITs continues to be supported by improving fundamentals, reasonable demand and low new supply.

Market Summary

2012 was a year fraught with challenges for investors, and nothing seemed certain.  Political turmoil unfolded in Europe as certain countries such as Greece, Spain and Italy attempted to remain solvent through sizable austerity measures.  In the United States, it was a year of political bruising between the two major political parties fighting to set America’s direction, but also not being able to come to terms with tax policy until the 11th hour, literally, of New Year’s Eve.  Potentially frightening outcomes left investors diving for safety, then charging ahead at opportunities, then scratching their heads trying to decide which way to turn.

With all that, we believe REITs still enter 2013 with the wind at their backs.  Capital is readily available at low rates, and balance sheets are in relatively great shape and fundamentals continue to improve.  While we may in fact be in the “as good as it gets” stage of the economic cycle, we believe that those forces may continue for the next 12 months and lead to relatively flat cap rates and provide an opportunity for solid total returns for REITs.

Fund Positioning

The Fund is positioned to balance risk and return given the strong run in the REIT market over the last twelve quarters, with overweight positions in what we feel are “quality” lower leveraged companies.  To position the Fund to what we feel may be a year of reasonable economic growth in 2013, we took new positions in several new names to the Fund, including American Tower Corp. (AMT), Weyerhaeuser Co. (WY) and Sabra Healthcare REIT, Inc. (SBRA).  Offsetting these purchases, we reduced our exposure to the Office sector in the Boston Properties, Inc. (BXP) and Alexandria Real Estate Equities Inc. (ARE) positions.  We also swapped out of Equity Residential (EQR) in favor of American Campus Communities, Inc. (ACC) given the different opportunities that the ACC has in its student housing business and its vast development pipeline.

Contributors

Two of the top performers in the Fund were Self-Storage REITs, CubeSmart (CUBE, +34.95%) and Extra Space Storage, Inc. (EXR, +49.07%).  Public Storage REITs continued to have an enormous advantage over private competitors, and cash flow growth continues to be relatively stable.  Data Centers have continued to perform well for the Fund.  Coresite (COR, +48.4%) posted another good year as tenant demand remains strong.  Coresite’s build out of its sales platform and expansion of the management team during 2012 should help accelerate growth, while its small size should allow it to more easily source growth opportunities as it looks to expand into new markets.  Contrarian to the Office sector has a whole, Kilroy Realty Corp. (KRC, +48.38%) outperformed during the year as its West Coast focus outperformed the rest of the nation.  Tenant demand remains strong in KRC’s tech markets, leading it to increase its development pipeline to over $1B – including 2 spec buildings.

Detractors

Outside of the European concerns, investors continue to perceive trouble for REITs in the Washington, DC metro market, including First Potomac (FPO, -8.02%).  While actual leasing results are stronger than investors are giving the company credit for, FPO (-19.2%) price declined after its quarter earnings release due to revising its financial results.  This stemmed from a weakness in its internal controls as the issue was about including or excluding acquisition costs and impairment charges when calculating certain debt covenants.  Despite trading at attractive valuations, the Office sector underperformed during the year given a lack of job growth.  The Fund’s position in ARE (+4.86%) particularly  impacted the performance of the Fund during the year.

Best regards,

Phocas Financial Corporation

William Schaff, CFA	James Murray, CFA

Please contact Phocas Financial if there are any changes to your personal contact information, in your financial situation or investment objectives, or if you wish to impose, add or modify any reasonable restrictions to the management of your account.  Our current disclosure statement is set forth on Part II of Form ADV and is available for your review upon request.

Past performance is not a guarantee of future results.

The information above represents the opinions of the Fund Managers, and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The Fund is exposed to the same risks that are associated with the direct ownership of real estate including, but not limited to, a general decline in the value of real estate, fluctuations in rental income, changes in interest rates, increases in property taxes, increasing operating costs, overbuilding, changes in zoning laws, and changes in consumer demand for real estate.  The Phocas Real Estate Fund (the “Fund”) may invest in foreign securities which involve political, economic and currency risks, greater volatility, and differences in accounting methods.  The Fund is non-diversified, meaning it may invest its assets in fewer individual holdings than a diversified fund.  Therefore, the Fund is more exposed to individual stock volatility than a diversified fund.

This document must be preceded or accompanied by a prospectus.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.  Please refer to the Schedule of Investments in this report for complete fund holdings.  Current and future portfolio holdings are subject to risk.

The NAREIT Equity REIT Index is an unmanaged index of all tax qualified REITs that are publicly traded, and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate.

It is not possible to invest directly in an index.

Phocas Real Estate Fund

Comparison of the change in value of a $10,000 investment in the
Phocas Real Estate Fund vs the S&P 500® Index and the NAREIT Equity Index

Average Annual Total Return:

	1 Year	5 Year	Since Inception*
Phocas Real Estate Fund	16.70%	5.77%	3.80%
S&P 500® Index	16.00%	1.66%	3.26%
NAREIT Equity Index	19.70%	5.74%	3.23%

Total annual fund operating expenses:  4.38%

Past performance does not guarantee future results.  The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling (866) 746-2271.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced. Performance data shown does not reflect the 1% redemption fee imposed on shares held 90 days or less. If it did, total returns would be reduced. The performance data and graph do not reflect the deduction of taxes that a shareholder would pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies. The figures above reflect all dividends reinvested.

The NAREIT Equity Index is an unmanaged index of all tax-qualified REITs that are publicly traded and have 75% or more of their gross invested book assets invested directly or indirectly in equity ownership of real estate. The figures above reflect all dividends reinvested.

Foreign securities typically involve greater volatility and political, economic and currency risks and differences in accounting methods than domestic securities.

* Commencement of operations on September 29, 2006.

Phocas Real Estate Fund

EXPENSE EXAMPLE – December 31, 2012 (Unaudited)

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service fees; and other Fund expenses.  This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (7/1/12 – 12/31/12).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.50% for the Fund per the operating expenses limitation agreement.  Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent.  The example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees.  You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

Phocas Real Estate Fund

EXPENSE EXAMPLE – December 31, 2012 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	7/1/12	12/31/2012	7/1/12 – 12/31/2012*
Actual	$1,000.00	$1,026.70	$7.64
Hypothetical (5% return	$1,000.00	$1,017.60	$7.61
before expenses)

*
Expenses are equal to an annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 184 (days in the most recent fiscal half-year)/366 days (to reflect the one-half year period).

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2012 (Unaudited)

Percentages represent market value as a percentage of total investments.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2012

Shares	COMMON STOCKS - 97.62%	Value

	Apartments - 11.08%
4,800	American Campus Communities, Inc.	$221,424
1,769	AvalonBay Communities, Inc.	239,859
701	Essex Property Trust, Inc.	102,801
		564,084
	Diversified - 10.95%
4,417	Colonial Properties Trust	94,391
6,610	CoreSite Realty Corp.	182,833
1,912	Digital Realty Trust, Inc.	129,806
1,882	Vornado Realty Trust	150,710
		557,740
	Forestry - 2.41%
4,404	Weyerhaeuser Co.	122,519

	Health Care - 10.81%
4,607	HCP, Inc.	208,144
5,129	Sabra Health Care Reit, Inc.	111,402
3,565	Ventas, Inc.	230,727
		550,273
	Hotels - 4.11%
32,685	Strategic Hotels & Resorts, Inc. (a)	209,184

	Manufactured Homes - 1.83%
2,335	Sun Communities, Inc.	93,143

	Office Property - 13.36%
2,625	Alexandria Real Estate Equities, Inc.	181,965
1,740	Boston Properties, Inc.	184,110
1,930	Kilroy Realty Corp.	91,424
2,910	SL Green Realty Corp.	223,052
		680,551
	Other Investment Pools and Funds - 2.09%
15,090	Northstar Realty Finance Corp.	106,234

	Regional Malls - 13.69%
4,411	Simon Property Group, Inc.	697,335

	Shopping Centers - 6.94%
4,246	Acadia Realty Trust	106,489
1,746	Federal Realty Investment Trust	181,619
3,390	Kimco Realty Corp.	65,495
		353,603

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

SCHEDULE OF INVESTMENTS at December 31, 2012, Continued

Shares		Value

	Specialty and Other - 5.73%
3,774	American Tower Corp.	$291,617

	Storage - 8.64%
11,784	CubeSmart	171,693
7,369	Extra Space Storage, Inc.	268,158
		439,851
	Warehouse/Industrial - 5.98%
12,855	First Potomac Realty Trust	158,888
3,996	Prologis, Inc.	145,814
		304,702
	TOTAL COMMON STOCKS
	(Cost $3,483,247)	4,970,836

	SHORT-TERM INVESTMENTS - 0.57%
28,917	Invesco STIT-STIC
	Prime Portfolio, 0.09% (b)	28,917
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $28,917)	28,917
	TOTAL INVESTMENTS IN SECURITIES
	(Cost $3,512,164) - 98.19%	4,999,753
	Other Assets in Excess
	of Liabilities - 1.81%	92,420
	NET ASSETS - 100.00%	$5,092,173

(a)	Non-income producing security.
(b)	Rate shown is the 7-day annualized yield as of December 31, 2012.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2012

ASSETS
Investments in securities, at value
(identified cost $3,512,164)	$4,999,753
Receivables:
Fund shares sold	120,826
Dividends and interest	15,427
Due from Advisor (Note 4)	7,421
Prepaid expenses	2,378
Total assets	5,145,805
LIABILITIES
Payables:
Audit fees	17,500
Administration fees	8,776
Fund accounting fees	7,428
Transfer agent fees and expenses	6,716
Distribution fees	4,740
Shareholder reporting	2,722
Chief Compliance Officer fee	1,750
Custody fees	1,301
Legal fees	1,043
Accrued other expenses	1,656
Total liabilities	53,632
NET ASSETS	$5,092,173
CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$5,092,173
Shares issued and outstanding [unlimited number
of shares (par value $0.01) authorized]	218,542
Net asset value, offering and redemption price per share	$23.30
COMPOSITION OF NET ASSETS
Paid-in capital	$4,363,627
Undistributed net investment income	10,782
Accumulated net realized loss on investments	(769,825)
Net unrealized appreciation on investments	1,487,589
Net assets	$5,092,173

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENT OF OPERATIONS For the Year Ended December 31, 2012

INVESTMENT INCOME
Income
Dividends	$97,233
Interest	65
Total income	97,298
Expenses
Adminstration fees (Note 4)	34,651
Advisory fees (Note 4)	34,553
Fund accounting fees (Note 4)	29,260
Transfer agent fees and expenses (Note 4)	27,111
Audit fees	17,500
Legal fees	11,765
Distribution fees (Note 5)	11,518
Chief Compliance Officer fee (Note 4)	7,000
Custody fees (Note 4)	6,248
Trustee fees	5,116
Miscellaneous expenses	2,613
Reports to shareholders	2,205
Insurance expense	1,982
Registration fees	1,712
Total expenses	193,234
Less: advisory fee waiver and expense
reimbursement (Note 4)	(124,127)
Net expenses	69,107
Net investment income	28,191
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on investments	389,108
Net change in unrealized appreciation on investments	265,802
Net realized and unrealized gain on investments	654,910
Net Increase in Net Assets Resulting from Operations	$683,101

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31,	December 31,
	2012	2011
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$28,191	$32,237
Net realized gain on investments	389,108	12,685
Net change in unrealized appreciation
on investments	265,802	276,666
Net increase in net assets
resulting from operations	683,101	321,588
DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(40,018)	(10,904)
Total distributions to shareholders	(40,018)	(10,904)
CAPITAL SHARE TRANSACTIONS
Net increase/(decrease) in net assets
derived from net change in
outstanding shares (a)	312,178	(471,604)
Total increase/(decrease) in net assets	955,261	(160,920)
NET ASSETS
Beginning of year	4,136,912	4,297,832
End of year	$5,092,173	$4,136,912
Accumulated net investment income	$10,782	$22,609

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2012		December 31, 2011
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	24,723	$560,457	9,815	$195,090
Shares issued on
reinvestments of
distributions	1,754	40,018	568	10,904
Shares redeemed	(13,462)	(288,297)	(34,522)	(677,598)
Net increase/(decrease)	13,015	$312,178	(24,139)	$(471,604)

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

FINANCIAL HIGHLIGHTS – For a share outstanding throughout each year

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net asset value,
beginning of year	$20.13	$18.71	$15.43	$11.88	$18.64
Income from
investment operations:
Net investment income	0.13	0.15	0.10	0.26	0.32 ^
Net realized and unrealized
gain/(loss) on investments	3.23	1.32	3.37	3.56	(6.90)
Total from
investment operations	3.36	1.47	3.47	3.82	(6.58)
Less distributions:
From net investment income	(0.19)	(0.05)	(0.19)	(0.27)	(0.17)
From net realized
gain on investments	—	—	—	—	(0.02)
Total distributions	(0.19)	(0.05)	(0.19)	(0.27)	(0.19)
Redemption fees retained	—	—	—	—	0.01 ^
Net asset value,
end of year	$23.30	$20.13	$18.71	$15.43	$11.88
Total return	16.70%	7.89%	22.50%	32.25%	-35.11%
Ratios/supplemental data:
Net assets, end of
year (thousands)	$5,092	$4,137	$4,298	$3,068	$2,694
Ratio of expenses to
average net assets:
Before expense
reimbursement	4.19%	4.38%	4.76%	6.47%	4.85%
After expense
reimbursement	1.50%	1.50%	1.50%	1.50%	1.50%
Ratio of net investment income/
(loss) to average net assets:
Before expense
reimbursement	(2.08)%	(2.14)%	(2.57)%	(2.90)%	(1.38)%
After expense
reimbursement	0.61%	0.74%	0.69%	2.07%	1.97%
Portfolio turnover rate	34.88%	17.61%	65.76%	60.14%	98.56%

^	Based on average shares outstanding.

The accompanying notes are an integral part of these financial statements.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012

NOTE 1 – ORGANIZATION

The Phocas Real Estate Fund (the “Fund”) is a series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as an open-end management investment company.  The investment objective of the Fund is long-term total investment return through a combination of capital appreciation and current income.  The Fund commenced operations on September 29, 2006.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund.  These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders.  Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years 2009-2011, or expected to be taken in the Fund’s 2012 tax return.  The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Arizona; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Securities Transactions, Income and Distributions: Securities transactions are accounted for on the trade date.  Realized gains and losses on securities sold are determined on a first-in, first-out basis.  Interest income is recorded on an accrual basis.  Dividend income and distributions to shareholders are recorded on the ex-dividend date.

The Fund distributes substantially all net investment income, if any, and net realized capital gains, if any, annually.  The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

regulations, which differs from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period.  Actual results could differ from those estimates.

F.
Redemption Fees: The Fund charges a 1.00% redemption fee to shareholders who redeem shares held for 90 days or less.  Such fees are retained by the Fund and accounted for as an addition to paid-in capital.  During the year ended December 31, 2012, the Fund retained no redemption fees.

G.
REITs: The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon funds available from operations.  It is quite common for these dividends to exceed the REIT’s taxable earnings and profits resulting in the excess portion of such dividends being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in their annual distributions to its shareholders and, accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

H.
Events Subsequent to the Fiscal Year End:  In preparing the financial statements as of December 31, 2012, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value.  These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for major security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –
Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
 Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

Equity Securities – The Fund’s investments are carried at fair value.  Securities that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices.  Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”).  If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices.  Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price.  Investments in open-end mutual funds are valued at their net asset value per share.  To the extent, these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Securities for which market quotations are not readily available or if the closing price does not represent fair value, are valued following procedures approved by the Board of Trustees.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  Depending on the relative significance of the valuation inputs, these securities may be classified in either level 2 or level 3 of the fair value hierarchy.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

The Board has delegated day-to-day valuation issues to a Valuation Committee which is comprised of one or more trustees and representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities where current and reliable market quotations are not readily available.  All actions taken by the Valuation Committee are reviewed and ratified by the Board.

Short-Term Securities – Short-term securities having a maturity of 60 days or less are valued at amortized cost, which approximates market value.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2012:

	Level 1	Level 2	Level 3	Total
Common Stocks (REITS)
Apartments	$564,084	$—	$—	$564,084
Diversified	557,740	—	—	557,740
Forestry	122,519	—	—	122,519
Health Care	550,273	—	—	550,273
Hotels	209,184	—	—	209,184
Manufactured Homes	93,143	—	—	93,143
Office Property	680,551	—	—	680,551
Other Investment Pools
and Funds	106,234	—	—	106,234
Regional Malls	697,335	—	—	697,335
Shopping Centers	353,603	—	—	353,603
Specialty and Other	291,617	—	—	291,617
Storage	439,851	—	—	439,851
Warehouse/Industrial	304,702	—	—	304,702
Total Common Stocks
(REITS)	4,970,836	—	—	4,970,836
Short-Term Investments	28,917	—	—	28,917
Total Investments
in Securities	$4,999,753	$—	$—	$4,999,753

Refer to the Fund’s Schedule of Investments for a detailed break-out of common stocks by industry classification.  Transfers between levels are recognized at December 31, 2012, the end of the reporting period.  The Fund

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

recognized no transfers to/from level 1 or level 2.  There were no level 3 securities held in the Fund during the year ended December 31, 2012.

New Accounting Pronouncement – In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standard Update (“ASU”) No. 2011-11 related to disclosures about offsetting assets and liabilities.  The amendments in this ASU require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position.  The ASU is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods.  The guidance requires retrospective application for all comparative periods presented.  The Fund is currently evaluating the impact ASU 2011-11 will have on the financial statement disclosures.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

The Fund has an investment advisory agreement with Phocas Financial Corporation (the “Advisor”) pursuant to which the Advisor is responsible for providing investment management services to the Fund.  The Advisor furnished all investment advice, office space and facilities, and provides most of the personnel needed by the Fund.  As compensation for its services, the Advisor is entitled to a fee, computed daily and payable monthly.  The Fund pays fees calculated at an annual rate of 0.75% based upon the average daily net assets of the Fund.  For the year ended December 31, 2012, the Fund incurred $34,553 in advisory fees.

The Fund is responsible for its own operating expenses.  The Advisor has agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses to the extent necessary to limit the aggregate annual operating expenses to 1.50% of average daily net assets of the Fund.  Any such reduction made by the Advisor in its fees or payment of expenses which are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses.  The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years.  Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made.  Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.  For

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

the year ended December 31, 2012, the Advisor reduced its fees and absorbed Fund expenses in the amount of $124,127 for the Fund.

Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

2013	2014	2015	Total
$120,363	$124,754	$124,127	$369,244

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an Administration Agreement.  The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

For the year ended December 31, 2012, the Fund incurred the following expenses for administration, fund accounting, transfer agency, chief compliance officer fees, and custody:

Fund Administration	$34,651
Fund Accounting	29,260
Transfer Agency (a)	19,084
Chief Compliance Officer	7,000
Custody	6,248

(a) Does not include out-of-pocket expenses

At December 31, 2012, the Fund had payables due to USBFS for administration, fund accounting, transfer agency, chief compliance officer fees, and to U.S. Bank, N.A. for custody fees in the following amounts:

Fund Administration	$8,776
Fund Accounting	7,428
Transfer Agency (a)	4,659
Chief Compliance Officer	1,750
Custody	1,301

(a) Does not include out-of-pocket expenses

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares.  The Distributor is an affiliate of the Administrator.

Certain officers of the Trust are employees of the Administrator.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

NOTE 5 – DISTRIBUTION AGREEMENT AND PLAN

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”).  The Plan permits the Fund to pay the Distributor for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets.  The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund.  Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  For the year ended December 31, 2012, the Fund paid the Distributor $11,518.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2012, the cost of purchases and the proceeds from sales of securities (excluding short-term securities) were $1,808,594 and $1,598,758, respectively.

NOTE 7 – LINE OF CREDIT

The Fund has a line of credit in the amount of $515,000.  The line of credit was intended to provide short-term financing, if necessary, subject to certain restrictions, in connection with shareholder redemptions.  The credit facility was with the Fund’s custodian, U.S. Bank, N.A. During the year ended December 31, 2012, the Fund did not draw upon its line of credit.

NOTE 8 – INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

Net investment income/(loss) and net realized gains/(losses) differ for financial statement and tax purposes due to investments in real estate investment trusts.

The distributions paid by the Fund during the year ended December 31, 2012 and the year ended December 31, 2011 were characterized as follows:

	12/31/2012	12/31/2011
Ordinary income	$40,018	$10,904

Ordinary income distributions may include dividends paid from short-term capital gains.

Phocas Real Estate Fund

NOTES TO FINANCIAL STATEMENTS at December 31, 2012, Continued

As of December 31, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments for tax purposes (a)	$3,606,379
Gross tax unrealized appreciation	1,519,106
Gross tax unrealized depreciation	(125,732)
Net tax unrealized appreciation	1,393,374
Undistributed ordinary income	10,782
Undistributed long-term capital gain	—
Total distributable earnings	10,782
Other accumulated losses	(675,610)
Total accumulated gain	$728,546

(a)Difference between book losses and tax losses is attributable to the tax treatment of wash sales.

At December 31, 2012, the Fund had tax capital losses which may be carried over to offset future gains.  Such losses expire as follows:

2016	2017	Total
$174,649	$500,961	$675,610

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010, may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.  Under the law in effect prior to the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses.  As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses.

During the year ended December 31, 2012, the Fund utilized capital loss carryforwards in the amount of $374,644.

Phocas Real Estate Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of:
Phocas Real Estate Fund

We have audited the accompanying statement of assets and liabilities of the Phocas Real Estate Fund, a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended.  These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Phocas Real Estate Fund, as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2013

Phocas Real Estate Fund

NOTICE TO SHAREHOLDERS at December 31, 2012

For the year ended December 31, 2012, the Phocas Real Estate Fund designated $40,018 as ordinary income for purposes of the dividends paid deduction.

For the year ended December 31, 2012, certain dividends paid by the Fund may be subject to a maximum tax rate of 15%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003.  The percentage of dividends declared from net investment income designated as qualified dividend income was 11.60%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2012 was 13.44%.

The percentage of taxable ordinary income distributions that are designated as interest related income under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2012 was 0.0%.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling (866) 746-2271 or on the U.S. Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

How to Obtain a Copy of the Fund’s Proxy Voting Records for the 12 months Ended June 30, 2012

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 months ended June 30, 2012 is available without charge, upon request, by calling (866) 746-2271.  Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov.  The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling (202) 551-8090.  Information included in the Fund’s Form N-Q is also available by calling (866) 746-2271.

Phocas Real Estate Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operation of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen by	Held During
and Age	Trust	Served	Five Years	Trustee(2)	Past Five Years

Independent Trustees(1)

Donald E. O’Connor	Trustee	Indefinite	Retired; former	1	Trustee,
(age 76)		term	Financial		Advisors Series
615 E. Michigan Street		since	Consultant and		Trust (for series
Milwaukee, WI 53202		February	former Executive		not affiliated
		1997.	Vice President and		with the Fund);
			Chief Operating		Trustee, The
			Officer of ICI		Forward Funds
			Mutual Insurance		(35 portfolios).
Company (until
January 1997).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 78)		term	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 73)		term	Senior Vice		Advisors Series
615 E. Michigan Street		since	President, Federal		Trust (for series
Milwaukee, WI 53202		February	Home Loan Bank		not affiliated
		1997.	of San Francisco.		with the Fund).

Interested Trustee

Joe D. Redwine(3)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 65)	Trustee	term	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC		Trust (for series
Milwaukee, WI 53202		September	(May 1991 to		not affiliated
		2008.	present).		with the Fund).

Phocas Real Estate Fund

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

Term of
Office
	Position	and	Principal
	Held	Length	Occupation
Name, Address	with the	of Time	During Past
and Age	Trust	Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund Services,
(age 65)	and Chief	term	LLC (May 1991 to present).
615 E. Michigan Street	Executive	since
Milwaukee, WI 53202	Officer	September
2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 45)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC (March 1997 to present).
Milwaukee, WI 53202	Executive	June
	Officer	2003.

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 51)	and	term	Administration, U.S. Bancorp Fund Services,
615 E. Michigan Street	Principal	since	LLC (October 1998 to present).
Milwaukee, WI 53202	Financial	December
	Officer	2007.

Michael L. Ceccato	Senior Vice	Indefinite	Senior Vice President, U.S. Bancorp Fund
(age 55)	President,	term	Services, LLC (February 2008 to present);
615 E. Michigan Street	Chief	since	General Counsel/Controller, Steinhafels, Inc.
Milwaukee, WI 53202	Compliance	September	(September 1995 to February 2008).
	Officer	2009.
and AML
Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel, U.S.
(age 47)		term	Bancorp Fund Services, LLC (May 2006 to
615 E. Michigan Street		since	present); Senior Counsel, Wells Fargo Funds
Milwaukee, WI 53202		June	Management, LLC (May 2005 to May 2006);
		2007.	Senior Counsel, Strong Financial Corporation
(January 2002 to April 2005).

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
TheTrust is comprised of numerous portfolios m anaged by unaffiliated investment advisers.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Funds Trustees and Officers and is available, without charge, upon request by calling 1-866-746-2271.

Phocas Real Estate Fund

HOUSEHOLDING

In an effort to decrease costs, the Transfer Agent intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statement and other similar documents you receive by sending only one copy of each to those addresses shared by two or more  accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-746-2271 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 4-6, 2012, the Board, including all the persons who are Independent Trustees as defined under the Investment Company Act of 1940, as amended, considered the continuance of the Advisory Agreement for the Phocas Real Estate Fund (the “Fund”) with Phocas Financial Corporation (the “Advisor”).  For the reasons discussed below at the meeting, the Board approved the continuance of the Advisory Agreement for a limited six-month term to allow the Advisor additional time to explore potential options to merge the Fund with another investment company.  At this meeting, and at a prior meeting held on October 24-25, 2012, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.

In considering the future prospects for the Fund, the Board took note of the small size of the Fund and its inability to garner significant assets over an extended period of time.  The Board also considered that the Advisor, due to its reimbursement of Fund expenses, was receiving no advisory fee.  After discussions with the Advisor, the Board concluded that it was unlikely that the Fund would be able to garner sufficient assets to realize economies of scale in the foreseeable future or to make the Fund viable without significant continued reimbursements by the Advisor.  The Board noted that the Advisor had been in discussions with an unaffiliated investment company and was exploring whether a potential merger with that investment company might be in the best interests of shareholders.  The Board therefore determined, for the reasons discussed below, to approve the continuance of the Advisory Agreement for a limited six-month period to allow the Advisor additional time to explore this possibility.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the Advisor’s specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer and the Advisor’s compliance record,

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

and the Advsor’s business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss various marketing and compliance topics, including the Advisor’s diligence in risk oversight.  The Board concluded that the Advisor had the quality and depth of personnel, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and currently maintained sufficient resources to perform these functions, although the Board noted that these resources were sometimes constrained by the continuing need to reimburse the Fund for its expenses and by the fact that it was not receiving any portion of its advisory fee.  The Board concluded that at this time the nature, overall quality, cost and extent of such management services are satisfactory and reliable.

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of August 31, 2012 on both an absolute basis, and in comparison to both benchmarks and its peer funds as classified by Lipper and Morningstar.  While the Board considered performance over both short and long term periods, it placed less emphasis on very short term performance and greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objective and strategies of the Fund, as well as its level of risk tolerance, may differ significantly from funds in the peer universe.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median and Lipper Index for the three-month, one-year and five-year periods, and above its peer group Lipper Index but below its peer group median for the year-to-date and three year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median and average for the three-month, one-year and five-year periods, above its peer group median but below its peer group average for the year-to-date period, and below its peer group median and average for the three-year period.

The Board also considered any differences in performance between similarly managed accounts and the performance of the Fund and reviewed the performance of the Fund against broad-based securities market benchmarks.

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the appropriateness of the advisory fee, the Board considered the level of the fee itself as well as the total fees and expenses of the Fund.  The Board reviewed information as to fees and expenses of advisers and funds within the relevant Lipper peer funds, fees charged by the Advisor to other similarly managed accounts, as well as information regarding fee offsets for separate accounts invested in the Fund.  When reviewing fees charged to other similarly managed accounts, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund of 1.50% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was higher than the median and average of its peer group.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, the total expense ratio for the Fund was below the average of this segment of its peer group.  The Board also noted that the contractual advisory fee was marginally above the average of its peer group and equal to the median of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the Advisor received no advisory fees from the Fund during the most recent fiscal period.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the management fees charged to the Fund.  The Board found that the management fees charged to the Fund were below the fees charged to the Advisor’s separately managed account clients and below or equal to the fees charged to the Advisor’s institutional clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered that economies of scale would be expected to be realized by the Advisor as the assets of the Fund grow.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board concluded that there were no effective economies of scale to be shared with the Fund at current asset levels, but would revisit this issue in the future as circumstances changed and asset levels increased.

Phocas Real Estate Fund

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees for the Fund.  The Board also reviewed information regarding fee offsets for separate accounts invested in the Funds and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Phocas Real Estate Fund, but rather the Board based its determination on the total mix of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangement with the Advisor, including the advisory fee, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Phocas Real Estate Fund for a six-month term would be in the best interest of the Fund and its shareholders.

Phocas Real Estate Fund

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;

•	Information you give us orally; and/or

•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities.  We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund.  We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities.  We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

Investment Advisor
Phocas Financial Corporation
980 Atlantic Avenue, Suite 106
Alameda, CA  94501

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA  19103

Legal Counsel
Paul Hastings LLP
77 East 55th Street
New York, NY  10022

Custodian
U.S. Bank N.A.
1555 N. River Center Drive, Suite 302
Milwaukee, WI  53212

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI  53202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI  53202
(866) 746-2271

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.  For a current prospectus please call (866) 746-2271.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that it does not have an audit committee financial expert serving on its audit committee.  At this time, the Registrant believes that the business experience and financial literacy provided by each member of the audit committee collectively offers the Registrant adequate oversight given the Registrant’s level of financial complexity.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2012	FYE 12/31/2011
Audit Fees	$14,500	$14,300
Audit-Related Fees	N/A	N/A
Tax Fees	$3,000	$2,900
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller, & Weller LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2012	FYE 12/31/2011
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2012	FYE 12/31/2011
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  3/6/13

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Douglas G. Hess
 Douglas G. Hess, President

Date  3/6/13

By (Signature and Title)* /s/ Cheryl L. King
 Cheryl L. King, Treasurer

Date  3/6/13

* Print the name and title of each signing officer under his or her signature.